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EXHIBIT 99

                           CERTIFICATION PURSUANT
                            TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Annual Report of the Engineered Support Systems, Inc. (the "Company") Employee Stock Ownership Plan (the "Plan") on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Gary C. Gerhardt, Vice Chairman and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 27, 2003
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By:  /s/ Gary C. Gerhardt
     ----------------------------------
     Gary C. Gerhardt
     Vice Chairman and Chief
     Financial Officer


A signed original of this written statement required by Section 906 has been provided to Engineered Support Systems, Inc. and will be retained by Engineered Support Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.